UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 1, 2007
Shutterfly, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-33031 (Commission File Number)	99-3330068 (IRS Employer Identification No.)

2800 Bridge Parkway, Suite 101, Redwood City, California (Address of Principal Executive Offices)	94065 (Zip Code)
(650) 610-5200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, If Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On August 1, 2007, Shutterfly, Inc. (“Shutterfly”) issued a press release announcing its financial results for the second quarter ended June 30, 2007.
This press release is being furnished as Exhibit 99.01 to this Current Report on Form 8-K and is incorporated herein by this reference.
The information in this report, including the exhibit hereto, is furnished and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. The information contained herein and in the accompanying exhibit is not incorporated by reference in any filing of Shutterfly under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.
Use of Non-GAAP Financial Information
Shutterfly has supplemented the financial measures contained in the attached press release that are provides in accordance with generally accepted accounting principles (“GAAP”) with non-GAAP financial measures. Shutterfly believes that these non-GAAP financial measures better reflect its core operating results and thus are appropriate to enhance the overall understanding of its past financial performance and its prospects for the future. These adjustments to Shutterfly’s GAAP results are made with the intent of providing both management and investors a more complete understanding of Shutterfly’s underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate Shutterfly’s financial results, develop budgets and manage expenditures. The method Shutterfly uses to produce non-GAAP financial results may differ from the methods used by other companies. Shutterfly’s reference to these non-GAAP financial results should be considered in addition to results that are prepared under current accounting standards but should not be considered as a substitute for, or superior to, the financial results that are presented as consistent with GAAP. Reconciliation to the nearest GAAP financial measures of the non-GAAP financial measures is included in the press release attached hereto as Exhibit 99.01.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Number	Description

99.01	Press release, dated August 1, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHUTTERFLY, INC.
	By:	[/s/ Stephen E. Recht]
Stephen E. Recht
Date: August 1, 2007		Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.01	Press release, dated August 1, 2007.